UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 20, 2024
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
14221 N. Dallas Parkway, Suite 1100,
Dallas, Texas 75254-2957
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On May 22, 2024, Trinity Industries Leasing Company (“TILC”) and Trinity Rail Leasing 2021 LLC (“TRL-2021”), both subsidiaries of Trinity Industries, Inc. (the “Company”), entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Wells Fargo Securities LLC, ATLAS SP Securities, a division of Apollo Global Securities, LLC, BofA Securities, Inc., Credit Agricole Securities (USA) Inc., Citizens JMP Securities, LLC, PNC Capital Markets LLC, and Regions Securities LLC (the “Initial Purchasers”). The Note Purchase Agreement provides for the issuance and sale of an aggregate principal amount of $432,430,000 of TRL-2021’s Series 2024-1 Class A Green Secured Railcar Equipment Notes (the “Notes”) to the Initial Purchasers. The Notes will bear interest at a fixed rate of 5.78%, will be payable monthly, and will have a stated final maturity date of May 19, 2054. The Initial Purchasers are expected to resell the Notes pursuant to Rule 144A of the Securities Act of 1933 and Regulation S thereunder.
The Notes will be secured by (among other things) approximately 12,746 railcars and operating leases thereon, which TRL-2021 is purchasing or has previously purchased from TILC and from TILC’s affiliates, Trinity Rail Leasing Warehouse Trust and Trinity Rail Leasing VII LLC. The Note Purchase Agreement contains customary representations, warranties, covenants and closing conditions for a transaction of this type. The Note Purchase Agreement also contains customary provisions pursuant to which TILC and TRL-2021 agree to hold harmless and indemnify the Initial Purchasers against damages under certain circumstances, which are customary for a transaction of this type.
The issuance and sale of the Notes are part of an asset backed securitization which, subject to satisfaction of a variety of customary conditions precedent, is scheduled to close on or about May 30, 2024. The Company can give no assurance that the transaction will close on that date or at all.
The Notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold within the United States or to U.S. persons, except to qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A and to certain persons in offshore transactions in reliance on Regulation S under the Securities Act. This filing shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.
A copy of the Note Purchase Agreement is attached as Exhibit 10.1 and is incorporated by reference. The description of the Note Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by the full text of the exhibit.
Forward-Looking Statements
Some statements in this Current Report on Form 8-K, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about the Company’s estimates, expectations, beliefs, intentions or strategies for the future, including the expected closing of the issuance of the Notes. The assumptions underlying these forward-looking statements include, but are not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that the Company believes or anticipates will or may occur in the future. Forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting the Company’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. In particular, the closing of the issuance of the Notes is subject to general market and other conditions, which in turn are subject to a broad range of risks and uncertainties that could affect the Company, and there are no assurances that the closing will be completed when expected or at all. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by the Company’s Quarterly Reports on Form 10-Q, and the Company’s Current Reports on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 20, 2024, the Company held its 2024 Annual Meeting of Stockholders at which the Company’s stockholders voted on the following three proposals, and cast their votes as described below.
Proposal 1 – Election of Directors
The stockholders elected eight (8) directors for a one-year term, as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
William P. Ainsworth	68,663,310	257,760	53,012	7,490,442
Robert C. Biesterfeld Jr.	68,693,019	209,806	71,257	7,490,442
John J. Diez	68,464,908	439,692	69,482	7,490,442
Leldon E. Echols	67,579,182	1,323,717	71,183	7,490,442
Veena M. Lakkundi	68,638,683	267,634	67,765	7,490,442
S. Todd Maclin	68,676,202	226,560	71,320	7,490,442
E. Jean Savage	68,476,890	436,566	60,626	7,490,442
Dunia A. Shive	68,289,876	614,383	69,823	7,490,442
Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement dated April 9, 2024, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion related thereto, by the following vote:

For	Against	Abstentions	Broker Non-Votes
67,472,476	1,344,733	156,873	7,490,442
Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, by the following vote:

For	Against	Abstentions
75,602,951	765,273	96,300

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:

NO.	DESCRIPTION
10.1
Note Purchase Agreement dated May 22, 2024, among Trinity Industries Leasing Company, Trinity Rail Leasing 2021 LLC, Wells Fargo Securities LLC, ATLAS SP Securities, a division of Apollo Global Securities, LLC, BofA Securities, Inc., Credit Agricole Securities (USA) Inc., Citizens JMP Securities, LLC, PNC Capital Markets LLC, and Regions Securities LLC.

101.SCH	Inline XBRL Taxonomy Extension Schema Document (filed electronically herewith).
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document (filed electronically herewith).
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document (filed electronically herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

May 23, 2024	By:	/s/ Eric R. Marchetto
Name: Eric R. Marchetto
Title: Executive Vice President and Chief Financial Officer